SUB-ITEM 77Q1(a): Exhibits
                                                SELIGMAN FRONTIER FUND, INC.

Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Post Effective Amendment No. 39 filed on
February 28, 2006 on Form N-1A).